UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007

PHARMASSET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-A College Road East Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 613-4100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 10, 2007, Pharmasset, Inc. issued two press releases announcing the results of the Phase 1 R7128 single ascending dose study and the preliminary results of the Phase 1 R7128 multiple ascending dose study as part of its collaboration with Roche for the development of R7128 for the treatment of hepatitis C virus. The full text of the press releases issued in connection with the announcements are attached hereto as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated September 10, 2007.

99.2	Press Release dated September 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMASSET, INC.

Date: September 10, 2007	By:	/s/ KURT LEUTZINGER
	Name:	Kurt Leutzinger
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated September 10, 2007.
99.2	Press Release dated September 10, 2007.